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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 2, 2004
                (Date of Earliest Event Reported: August 2, 2004)




                         GULFTERRA ENERGY PARTNERS, L.P.
             (Exact name of Registrant as specified in its charter)


         Delaware                      1-11680                 76-00396023
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

                                4 Greenway Plaza
                              Houston, Texas 77046
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (832) 676-4853

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        c) Exhibits.

           Exhibit Number           Description
           --------------           -----------

           99.1                     Press Release dated August 2, 2004.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 2, 2004, we announced our earnings results for the quarter and six months ended June 30, 2004. A copy of our press release is attached hereto as
Exhibit 99.1. The attached Exhibit is not filed, but furnished to comply with
Item 12 of Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GULFTERRA ENERGY PARTNERS, L.P.



                                       By:   /s/  KATHY A. WELCH
                                           -----------------------------------
                                                    Kathy A. Welch
                                             Vice President and Controller
                                            (Principal Accounting Officer)


Date:  August 2, 2004
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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
99.1                       Press Release dated August 2, 2004.